SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

DATE OF REPORT:
November 15, 2013
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Closing of Merger

As previously disclosed, on May 14, 2013 Independent Bank Corp. (“Independent” or the “Company”), the parent of Rockland Trust Company (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mayflower Bancorp, Inc. (“Mayflower”) pursuant to which the Company would acquire Mayflower (the “Merger”) and Rockland Trust would acquire Mayflower Co-operative Bank, the wholly-owned bank subsidiary of Mayflower (“Mayflower Bank”). The legal closing of the transactions contemplated by the Merger Agreement occurred November 15, 2013, and the Merger was effective as of 11:59 p.m. on such date (the “Effective Time”). As of the Effective Time, Mayflower was legally merged with and into Independent, with Independent the surviving entity, and Mayflower Bank legally merged with and into Rockland Trust, with Rockland Trust the surviving entity.

Under the terms of the Merger Agreement, each share of Mayflower common stock, converted at the Effective Time into the right to receive either (i) $17.50 in cash or (ii) 0.565 shares of Independent common stock. The Merger Agreement provides that 70% of the aggregate merger consideration must consist of shares of Independent common stock and 30% of the aggregate merger consideration must consist of cash. Each holder of a vested or unvested option to purchase Mayflower common stock received a cash payment in settlement of such options.

Results of Merger Consideration Elections and Pro-rations

The results of the elections made by Mayflower shareholders pursuant to the Merger Agreement as to the form of consideration to be received due to the Merger are as follows:

•
Stock Elections Stock elections were oversubscribed and therefore subject to the pro-ration calculations specified in the Merger Agreement, so that in the aggregate 70% of the shares of Mayflower common stock outstanding immediately prior to the Merger were converted into shares of Independent common stock and the remaining 30% of the shares of Mayflower common stock outstanding immediately prior to the Merger were converted into the right to receive $17.50 in cash, without interest. Due to the pro-ration required by the oversubscription of stock elections, Mayflower shareholders who validly elected to receive stock will receive 0.565 shares of Independent common stock for 77.58222% of their shares and $17.50 in cash, without interest, for 22.41778% of their shares.

•
Non-Elections: Mayflower shareholders who validly elected either the “No Preference” choice or who did not make a valid election will receive $17.50 in cash, without interest, for each share of Mayflower common stock held immediately prior to the Merger.

•
Cash Elections: Mayflower shareholders who validly elected to receive all cash will receive $17.50 in cash, without interest, for each share of Mayflower common stock with respect to which that election was made.

Under the terms of the Merger Agreement, cash will be issued in lieu of fractional shares. Each Mayflower shareholder who would otherwise have been entitled to receive a fraction of a share of Independent common stock in the Merger will receive cash in an amount equal to the product obtained by multiplying (i) the fractional share interest which such holder would otherwise be entitled to receive by (ii) $35.3134, which was the volume-weighted average trading price of a share of Independent common stock on The Nasdaq Global Select Market, as reported by Bloomberg L.P. for the five consecutive trading days ending on the fifth trading day immediately preceding the closing date of the Merger, rounded to the nearest whole cent.

As a result of the elections and pro-ration described above, Mayflower shareholders will receive an aggregate of 818,715 shares of Independent common stock and an aggregate of $10,867,899 in cash, which does not include cash in lieu of fractional shares. Independent now has, including the shares issued in connection with the acquisition, approximately 23,787,234 shares of common stock outstanding.

* * *

A copy of the news release announcing the completion of the Merger and the results of the merger consideration elections and pro-rations is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Forward Looking Statements

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of the Company with the Securities Exchange Commission (the “SEC”), in press releases and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the acquisition of Mayflower by the Company, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) local, regional, national and international economic conditions and the impact they may have on the parties to the Merger and their customers; (vi) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (vii) prepayment speeds, loan originations and credit losses; (viii) sources of liquidity; (ix) shares of common stock outstanding and common stock price volatility; (x) fair value of and number of stock-based compensation awards to be issued in future periods; (xi) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xii) regulatory supervision and oversight, including required capital levels; (xiii) increasing price and product/service competition by competitors, including new entrants; (xiv) rapid technological developments and changes; (xv) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvi) the mix of products/services; (xii) containing costs and expenses; (xviii) governmental and public policy changes; (xix) protection and validity of intellectual property rights; (xx) reliance on large customers; (xxi) technological, implementation and cost/financial risks in large, multi-year contracts; (xxii) the outcome of pending and future litigation and governmental proceedings; (xxiii) continued availability of financing; (xxiv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxv) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, the Company has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Mayflower and a Prospectus of the Company, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and Mayflower, at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents from the Company, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.    Description

99.1	News Release of Independent Bank Corp. dated November 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: November 18, 2013	BY:/s/Edward H. Seksay
Edward H. Seksay
General Counsel

EXHIBIT INDEX

Exhibit No.    Description

99.1	News Release of Independent Bank Corp. dated November 15, 2013